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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 12, 1997



                          COMMISSION FILE NO.: 0-18014


                              Pamrapo Bancorp, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                    22-2984813
-------------------------------------------------      -----------------------
(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


611 Avenue C, Bayonne, New Jersey                             07002
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (201) 339-4600
                                                       -----------------------





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Item 5.  Other Events.
         -------------

             On March 12, 1997, Pamrapo Bancorp, Inc. entered into a Standstill Agreement with Roger T. Conlan whereby the Company repurchased 278,900 shares from Conlan at a per share price of $23.50. The Standstill Agreement has a term of two years and is attached hereto as an exhibit along with the Press Release issued in connection therewith.


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Item 7.  Exhibits.
         ---------

Exhibit 10.1. Standstill Agreement between Pamrapo Bancorp, Inc. and Roger T. Conlan, dated March 12, 1997.

Exhibit 99     Press Release



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      /s/ William J. Campbell
                                   By:-------------------------------
                                      William J. Campbell
                                      President



Dated: March 21, 1997